UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

Pennichuck Corporation
 (Exact name of registrant as specified in its charter)

New Hampshire	0-18552	02-0177370
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Manchester Street, Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 882-5191

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Duane C. Montopoli, President and Chief Executive Officer of Pennichuck Corporation, Donald L. Ware, President of Pennichuck Water Works, and Bonalyn J. Hartley, Vice President Administration & Regulatory Affairs of Pennichuck Corporation are presenting at the New England Water Association Conference in Ogunquit, Maine on April 29, 2011. A copy of the presentation materials to be used at the conference is attached as an exhibit to this filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

Exhibit No.	Description

99.1	Presentation materials dated April 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNICHUCK CORPORATION
(Registrant)

Date: April 29, 2011

By: /s/ Thomas C. Leonard
Thomas C. Leonard
Senior Vice President and Chief Financial Officer